EXHIBIT 99.2

THE SECURITIES ISSUABLE UPON EXERCISE HEREOF (THE "SECURITIES") WILL BE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR HYPOTHECATED UNTIL SUCH SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH OR EXEMPT THEREFROM.

                                     WARRANT

                               For the Purchase of
                 392,577 Shares of Common Stock, $.01 Par Value,
                                       of
                              Computone Corporation

     1. Issuance and Exercise of Warrant.

          (a) Issuance of Warrant. For value received, LC Capital Partners, LP (the "Holder"), is entitled to purchase from Computone Corporation, a Delaware corporation (the "Company"), 392,577 shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, upon surrender of this Warrant to the Company and upon payment of the Exercise Price (as hereinafter defined), subject to the terms and conditions set forth herein.

          (b) Exercise of Warrant; Expiration.

               (i) Exercisability. This Warrant is exercisable in whole or in part commencing on and after its date of issuance and shall expire at 5:00 p.m., Philadelphia Time, on June 28, 2003 (the "Expiration Date").

               (ii) Exercise Price. The price for which the Shares may be purchased upon the exercise of this Warrant shall be $3.25 per share (the "Exercise Price"), subject to adjustment as hereafter provided.

          (c) No Registration of the Shares or this Warrant. The Holder understands that: (i) this Warrant and the Shares issuable pursuant hereto are being issued under certain exemptions from the registration provisions of the Securities Act of 1933 (the "Securities Act"); (ii) the Holder is acquiring this Warrant and the Shares issuable pursuant hereto without being furnished any offering literature or prospectus other than publicly disseminated information regarding the Company and (iii) the issuance of this Warrant and the Shares issuable pursuant thereto has not been examined by the Securities and Exchange Commission (the "SEC") or by any agency charged with the administration of the securities laws of any state or other jurisdiction. The Holder represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in this Warrant and the Shares issuable pursuant hereto and of making an informed investment decision with respect thereto. The Holder further represents that it is familiar with the Company's business and operations. The Holder understands that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the Holder in issuing this Warrant and the Shares issuable pursuant hereto without having first registered this Warrant or such Shares under the Securities Act or under the securities laws of any state or other jurisdiction.

          (d) Investment Intent. The Holder confirms that: (i) it understands that there are substantial restrictions on the transferability of this Warrant and the Shares issuable pursuant hereto, and, accordingly, it may not be possible for the Holder to liquidate its investment in this Warrant and the Shares issuable pursuant hereto in case of emergency, and (ii) the Holder is able to bear the economic risk of its investment in this Warrant and the Shares issuable pursuant hereto, to hold this Warrant and the Shares issuable pursuant hereto for an indefinite period of time and currently to afford a complete loss of its investment. This Warrant and the Shares issuable pursuant hereto are being acquired in good faith solely for the Holder's own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Holder has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person this Warrant and the Shares issuable pursuant hereto, or any part thereof, nor any current plan to enter into any such contract, undertaking, agreement or arrangement. The Holder understands that the legal consequences of the foregoing representations and warranties are that the Holder must bear the economic risk of this Warrant and the Shares issuable pursuant hereto for an indefinite period of time because this Warrant and the Shares issuable pursuant hereto have not been registered under the Securities Act.

          (e) Permitted Transfers. The Holder understands and agrees that this Warrant and the Shares issuable pursuant hereto may be transferred by it only pursuant to (i) a public offering thereof registered under the Securities Act,
(ii) Rule 144 of the SEC or any similar rule in force at the time of such transfer if such rule is available and (iii) any other legally available means of transfer.

          (f) Restrictive Legend. This Warrant and the Shares issuable pursuant hereto, and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

     2. Adjustments; Anti-Dilution Provisions. The Exercise Price and the number of shares purchaseable hereunder are subject to adjustment from time to time as follows:

          (a) If the Company, at any time while this Warrant is outstanding, shall split, subdivide, combine, exchange or convert its Common Stock (by reclassification, by payment of a dividend in shares of Common Stock or otherwise), an appropriate and equitable adjustment shall be made as of the effective date of such action in the number of Shares as to which this Warrant, or the portion thereof then unexercised, shall be exercisable and in the Exercise Price of such Shares in order to reflect such stock split, subdivision, combination, reclassification, exchange or conversion.

          (b) In the event the Company shall hereafter issue (whether as a new issue, by merger or otherwise) additional shares of Common Stock or warrants, options or other securities exercisable for or convertible into shares of Common Stock ("Equivalents") at a price per share of Common Stock, or, in the case of Equivalents, exercisable at a price per share of Common Stock, less than the then effective Exercise Price of this Warrant (such additional shares and Equivalents being referred to herein as the "Additional Shares"), the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the date of issuance of the Additional Shares, plus (ii) the number of Additional Shares of Common Stock which the aggregate consideration for the total number of shares of Common Stock so issued would purchase at the then effective Exercise Price, and the denominator of which shall be the sum of (iii) the number of shares of Common Stock outstanding immediately prior to the date of issuance of Additional Shares, plus (iv) the number of Additional Shares of Common Stock issued. Such adjustment shall be made successively whenever such Additional Shares are issued and shall become effective immediately after the Additional Shares are issued. For purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully as converted basis, as if all then outstanding securities exercisable for or convertible into Common Stock had been fully exercised or converted immediately prior to such issuance, but not including any shares of Common Stock issuable with respect to the exercise of this Warrant solely as a result of the adjustment to the Exercise Price resulting from the issuance of the Additional Shares causing the adjustment in question.

     The Company shall promptly furnish or cause to be furnished to the Holder a certificate setting forth each such adjustment.

     3. No Fractional Shares. No fractional Shares shall be issued in connection with any exercise hereof, and if the total number of Shares that remain unexercised would result in a fraction, such number of Shares shall be rounded to the nearest whole Share.

     4. No Stockholder Rights. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company.

     5. Reservation of Shares. The Company covenants that the Shares issuable upon the exercise of this Warrant have been duly authorized and reserved and, when issued and paid for, will be validly issued, fully paid and non-assessable. The issuance of this Warrant shall constitute full authority to those officers of the Company who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares upon the exercise of this Warrant.

     6. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time, or from time to time, on or after the date hereof, but not later than the Expiration Date, or if the Expiration Date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Notice of Exercise attached hereto as Annex A duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

     7. Registration Rights. The Holder of this Warrant is entitled to demand, shelf and piggyback registration rights as follows:

          (a) Demand Registration.

               (i) Request for Registration. Subject to the terms of this Warrant, the Holder shall have the right to request registration under the Securities Act (each, a "Demand Registration") of all of the Holder's Shares. A request for Demand Registration shall be made by giving written notice to the Company (the "Demand Notice"). The Demand Notice shall specify the number of Shares requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Common Stock ("Registrable Securities) having registration rights with respect to such Common Stock and, subject to the provisions of paragraph (iii) below, shall include in such registration all such Common Stock with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

               (ii) Withdrawal. A registration shall not count as the permitted Demand Registration unless (A) it has become effective or (B) the Shares are not sold to the public thereunder as a result of the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such Demand Registration not being satisfied by reason of some act or omission by the Holder; provided that the Company shall in any event pay, pursuant to Section 7(f), all registration expenses in connection with a registration initiated as the Demand Registration whether or not it has become effective. The Demand Registration shall be an underwritten registration unless otherwise requested by the Holder.

               (iii) Priority on Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Shares and other securities requested to be included in such offering exceeds the number of Shares and other securities, if any, that can be sold in an orderly manner in such offering within a price range acceptable to the Holder, the Company shall include in such registration the number that can be so sold in the following order of priorities: (A) first, the Shares first requested to be included in such registration, and (B) second, other securities requested to be included in such registration, pro rata among the holders of such other securities, on the basis of the number of shares owned by each such holder.

               (iv) Restrictions on Demand Registrations. The Company shall not be obligated to effect (A) more than one Demand Registration pursuant to this Warrant or (B) any Demand Registration within 180 days after the effective date of a previous registration in which the Holder was given piggyback rights pursuant to Section 7(b) and in which the Holder was able to register and sell at least 75% of the number of Shares requested to be included therein. The Company may preempt any request for a Demand Registration in order to effect an underwritten primary registration on behalf of the Company, provided that (I) such preempting underwritten primary registration must become effective within 100 days after the date such preempted Demand Registration is requested, (II) the Holder must have piggyback rights pursuant to Section 7(b) with respect to the preempting primary registration and must be able to register and sell pursuant to such piggyback rights in such primary registration at least 75% of the Shares initially requested to be included in the preempted Demand Registration, (III) the Company shall pay all expenses in connection with any such preempting primary registration, and (IV) the preempted Demand Registration shall not count as a Demand Registration hereunder. The Company may postpone for up to 135 days the filing or the effectiveness of a registration statement for a Demand Registration if the Board of Directors of the Company determines in its reasonable good faith judgment that such Demand Registration within such period of time would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any merger, consolidation, tender offer, reorganization, financing or similar transaction during such period of time; provided that in such event, the Holder shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as a permitted Demand Registration hereunder and the Company shall pay all expenses in connection with such withdrawn registration; and provided further that the Company may postpone the filing of a registration statement as provided in this sentence only once during any twelve-month period.

               (v) Selection of Underwriters. Subject to the prior approval of the Holder, the Board of Directors of the Company shall select one or more internationally recognized investment bank(s) and manager(s) to administer the offering.

          (b) Piggyback Registrations.

               (i) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration by the Holder) with respect to an underwritten public offering and the registration form to be used may be used for the registration of Shares (a "Piggyback Registration"), the Company shall give prompt written notice (and in any event within five business days after its receipt of notice of any exercise of demand registration rights other than under this Warrant) to the Holder of its intention to effect such a registration and shall, subject to the provisions of paragraph (b)(iii) below, include in such registration all Shares with respect to which the Company has received a written request from the Holder for inclusion therein within 20 days after the Holder's receipt of the Company's written notice; provided, however, that if at any time after giving written notice of its intent to register securities and before the effective date of the registration statement filed in connection with such Piggyback Registration, the Company determines for any reason not to register, or to delay registration of, such securities, the Company may, at its election, give notice of such determination to the Holder, and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Shares in connection with such Piggyback Registration, and (B) in the case of a determination to delay registering, the Company may delay registering any Shares for the same period as the delay in registering such other securities without prejudice to the rights of the Holder to request that such registration be effected as a Demand Registration under (and subject to) Section 7(a) hereof.

               (ii) Piggyback Expenses. The registration expenses of the Holder shall be paid by the Company in all Piggyback Registrations in accordance with
Section 7(f).

               (iii) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (A) first, the securities the Company proposes to sell, and (B) second, other securities requested to be included in such registration, in each case pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

               (iv) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the persons initially requesting such registration, the Company shall include in such registration (A) first, the securities requested to be included therein by the persons first requesting such registration, and (B) second, other securities requested to be included in such registration, in each case pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

               (v) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Board of Directors of the Company shall select one or more internationally-recognized investment bank(s) and manager(s) to administer the offering.

          (c) Shelf Registration. The Company shall include the Shares in the shelf registration statement to be prepared by the Company will respect to the Common Stock being sold by the Company in its private placement that is closing on the date hereof, on the same terms as those applicable to such Common Stock.

          (d) Holdback Agreement. The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-8 or any successor form in connection with any employee benefit plan), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use its reasonable efforts to cause each holder of at least 5% of its Common Shares (on a fully-diluted basis), or any securities convertible into or exchangeable or exercisable for any such Common Shares (on a fully-diluted basis), purchased from the Company at any time after the date of this Warrant (other than in a registered public offering or pursuant to Rule 144 of the Securities and Exchange Commission) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          (e) Further Obligations of the Company. Whenever the Company is required to register any of the Shares pursuant to any of the provisions of this
Section 7, the Company shall also be obligated to do the following:

               (i) prepare for filing with the SEC such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the period necessary, but in no event more than nine months, to complete the proposed public offering;

               (ii) furnish to each selling holder such copies of preliminary and final prospectuses and such other documents as said holder may reasonably request to facilitate the public offering of such holder's Registration Stock;

               (iii) use its best efforts to register or qualify the Registration Stock covered by said registration statement under the securities or Blue Sky laws of such jurisdictions as the Holder, or the holders of not less than 50% of the holders of the shares of Common Stock being registered, may reasonably request;

               (iv) furnish to the selling holders, and any underwriters or broker- dealers through whom the Shares and any other shares of Common Stock being registered may be sold, an opinion or opinions of counsel for the Company and a letter or letters of the independent certified public accountants for the Company, in form and substance customary for similar offerings;

               (v) furnish to each selling holder a copy of all documents filed and all correspondence to or from the SEC in connection with any such offering;

               (vi) notify the Holder, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the offerees or purchasers of such Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (vii) cause all such Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holder, or a majority of the securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Shares or such securities; and

               (ix) make available for inspection by the Holder or any other seller of securities being registered, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Holder or any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply and discuss all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          (f) Expenses, etc. All expenses in connection with the preparation and filing of any registration statement under this Section 7, any registration or qualification under the securities or Blue Sky laws of states in which the offering will be made under such registration statement and any filing fee of the National Association of Securities Dealers, Inc. relating to such offering, shall be borne in full by the Company, except for any underwriters' or brokers' commissions, fees required to be paid by a selling stockholder rather than the Company in order to comply with applicable Blue Sky or state securities laws, fees or expenses expressly applicable to securities being sold by the holders of securities, and fees or expenses of their counsel.

          (g) Indemnification. The Company shall indemnify the Holder and, to the extent required in any agreement with any underwriter or broker-dealer through whom the Shares may be sold, any such underwriter or broker-dealer and each person, if any, who controls the Holder or any such underwriter or broker-dealer (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or actions in respect thereof (under the Securities Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Holder or any such person who controls the Holder for any legal or other out-of-pocket expenses reasonably incurred by the Holder or such person in connection with investigating or defending against such loss, claim, damage, liability or action; except insofar as such losses, claims, damages, liabilities, expenses or actions are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Holder expressly for use therein. In connection with any such registration statement, the Holder will furnish the Company in writing such information as may reasonably be requested by the Company for use in any such registration statement or prospectus, will indemnify the Company, its directors and officers, and, to the extent required in any agreement with any underwriter or broker-dealer, each such underwriter or broker-dealer and each person, if any, who controls the Company or any underwriter or broker-dealer (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, expenses and actions in respect thereof (under the Securities Act or common law or otherwise) resulting from any untrue statement or alleged untrue statement of a material fact required to be stated in such registration statement or prospectus or resulting from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company for any legal or other out-of-pocket expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; but only to the extent that such untrue statement or omission was contained in information so furnished in writing by the Holder expressly for use therein, and only to the extent of proceeds received by the Holder in the offering. The Company further agrees that, in connection with any underwritten public offering, it also will enter into customary contribution arrangements with the Holder and the underwriters or broker-dealers through whom the Shares may be sold, with respect to situations in which indemnification is potentially unavailable.

          (h) Withdrawal. If a public offering is not completed within nine months after the effective date of any registration statement filed pursuant to
Section 7(a) or 7(b) hereof, the Company reserves the right, at its option, to withdraw from registration any securities offered by the Company which have not been sold during such period, provided that no securities offered by any holder (other than the

Company) of the securities being registered shall be withdrawn by the Company without the consent of the holders (other than the Company) of not less than 50% of the securities being registered.

     8. Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder hereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may be sold, transferred, assigned or hypothecated by the Holder at any time subject to compliance with the Securities Act and applicable state securities law. Any such assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form attached hereto as Annex B duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     9. Miscellaneous. This Warrant shall be governed by the internal law, but not the law of conflicts, of the State of Delaware. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and the registered Holder. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     10. Notice Generally. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, or overnight delivery service, addressed to the Holder at such Holder's last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at Computone Corporation, 1060 Windward Ridge Parkway, Suite 100, Alpharetta, GA 30005, Attention: Perry J. Pickerign, President, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

     ISSUED THIS 28th day of June, 2000.



                                             COMPUTONE CORPORATION



                                             By: /s/ Perry J. Pickerign
                                                 ------------------------------
                                                 Perry J. Pickerign, President

                               NOTICE OF EXERCISE

                               (To be Executed by
                              the Registered Holder
                        in Order to Exercise the Warrant)


     The undersigned hereby irrevocably elects to exercise the right to purchase from Computone Corporation (the "Company") Shares covered by the Warrant dated June __, 2000 and issued to LC Capital Partners, LP according to the conditions thereof, as follows:

     Exercise by payment of exercise price in cash. The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Shares and hereby makes payment of $_________ in payment of the actual exercise price thereof.



     The undersigned understands that the Shares being issued hereunder have not been registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws and that such Shares may not be sold, transferred, or assigned except: (i) pursuant to an effective registration thereof under the Securities Act; or (ii) if in the opinion of counsel for the registered owner thereof, which opinion is reasonably satisfactory to the Company, the proposed sale, transfer or assignment may be effected without such registration under the Securities Act and will not be in violation of applicable state securities laws.


                                               Printed Name
                                               of Registered
Dated:                                         Holder:
      --------------------                            --------------------------

                                               Signature:
                                                         -----------------------

                                               Address:
                                                         -----------------------

                                     ANNEX B

                                 ASSIGNMENT FORM



FOR VALUE RECEIVED, _____________________________________________

hereby sells, assigns and transfers unto

Name ____________________________________________________________
          (Please typewrite or print in block letters)

Address _________________________________________________________

the right to purchase Common Stock of Computone Corporation represented by the Warrant annexed hereto to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint
_____________________ attorney, to transfer the same on the books of Computone Corporation with full power of substitution in the premises.


                  Signature___________________________



Dated: _____________________________________